Exhibit 99.1

(NYSE Listed: PPO) Investor Presentation March 2014

2 Safe Harbor Statement These materials include "forward-looking statements". In these materials, the words “Polypore,” “Polypore International,” “Company,” “we,” “us” and “our” refer to Polypore International, Inc. together with its subsidiaries, unless the context indicates otherwise. All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing processes; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions contained in our senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand not materializing as anticipated; the absence of expected returns from intangible assets we have recorded; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials or the risk factors set forth above to reflect new information, future events or otherwise, except as may be required under federal securities laws.

3 Polypore overview © 2014 Polypore International, Inc.

4 Polypore is a leading global high technology filtration company specializing in microporous membranes

Investment Highlights World leader in microporous membrane technology Strong foundation of four core growth businesses High recurring revenue Positive long-term trends and leading market positions Businesses have high operating leverage, and substantial capacity investments to drive earnings growth Broad global footprint with large presence in rapid growth Asia region Significant growth opportunity in electric drive vehicles (EDVs), where Polypore has preferred technology and early leadership position Strong cash generation mode after a period of major capital investment 5 Growth driven by positive, long-term demand trends in mobile and portable energy as well as high-performance filtration © 2014 Polypore International, Inc.

6 Leading Positions in Our Business Segments Lead acid battery separators for Auto/truck/bus Forklifts Backup power Lithium battery separators for Portable hand-held devices Power tools Electric drive vehicles (EDVs) Energy storage systems (ESS) Membranes used in blood filtration applications Hemodialysis Blood oxygenation Plasmapheresis Membranes and devices used for Liquid filtration Degasification/ gasification Water treatment, microelectronics, pharmaceutical, food & beverage, etc. Energy Storage 2013 Sales $442mm TRANSPORTATION & INDUSTRIAL 2013 Sales $312mm ELECTRONICS & EDVs 2013 Sales $130mm Separations Media 2013 Sales $194mm HEALTHCARE 2013 Sales $124mm INDUSTRIAL & SPECIALTY 2013 Sales $70mm 2013 Sales $636mm * Results above exclude discontinued operations. © 2014 Polypore International, Inc.

7 Differentiation in High Performance Filtration Increasingly Depends on Membrane Technology Water & beverage filtration Semiconductor and flat panel display manufacturing Lithium batteries Open heart surgery/ kidney dialysis Pharmaceutical manufacturing Polypore Product Technology Flat sheet Hollow fiber Tubular Modules Ceramic Coatings Polypore Process Technology Phase separation Dry stretch Multi-layer Multiple polymers Polypore has a breadth of proprietary process and product technologies © 2014 Polypore International, Inc.

POLYPORE

Energy Storage — Electronics, EDVs, ESS



Membrane separators for lithium batteries

Lithium-ion penetration: High → Low

Application	Market Dynamics	End-market Growth
CONSUMER ELECTRONICS (Small Format Cells)	❑ Lithium is technology standard ❑ Large application base and continued proliferation into new applications ▪ Portable electronics (laptop computers, tablets, audio, visual, gaming) ▪ Mobile communications (BlackBerries, smart phones) ▪ Other portable devices (Bluetooth, GPS)	>8%
POWER TOOLS/ LAWN & GARDEN/ HOME ELECTRONICS	❑ Lithium displacing nickel as technology standard ❑ Proliferation of new applications for large-format cells ▪ Lawn mowers, lawn and garden tools ▪ Electric motorcycles ▪ Home electronics (vacuum cleaners)	>8%
ELECTRIC DRIVE VEHICLES (EDVs, Large Format Cells)	❑ Development programs with major auto manufacturers ❑ Only 5% EDV penetration in auto builds could double lithium separator demand	Emerging substantial growth opportunities
ENERGY STORAGE SYSTEMS (ESS, Large Format Cells)	❑ Electricity grid management ❑ Backup & reserve power	Emerging substantial growth opportunities

High growth markets with significant upside potential

© 2014 Polypore International, Inc.

8

9 Replacement batteries are 80% of global vehicle battery sales Number of vehicles in operation worldwide* * Source: WardsAuto.com and Wards Motor Vehicle Facts & Figures (2007-2012 data) 1982-2010 CAGR = 3% Energy Storage — Transportation & Industrial Well positioned in high-growth Asian region. High recurring revenue business due to large replacement market. millions Membrane separators for lead-acid batteries Global leader in lead-acid battery separators Product breadth, scale and global supply capability lead the industry Well-positioned to take advantage of high-growth Asian market Production in Thailand, China, and India Majority-owned JV with leading Chinese lead-acid battery producer (Camel) Thailand facility is the largest lead-acid battery separator producer in the region Multi-year sales growth has exceeded 20% per annum Asia is largest separator consuming region in the world Flexible capacity in US and Europe to supply growth in Asia High replacement rate Transportation - Approximately 80% of total market Estimated 80% replacement and 20% OEM Industrial - Approximately 20% of total market Estimated 50%/50% replacement and OEM © 2014 Polypore International, Inc. 0 100 200 300 400 500 600 700 800 900 1,000 1982 1987 1992 1997 2002 2007 2010

10 Separations Media — Healthcare Membranes for medical applications Clinically demonstrated best-in-class PUREMA® membrane Unique position as leading independent producer with broad product line World’s leading supplier High switching costs Plasmapheresis New treatment methodologies Technology Driven Growth Opportunities 6% growth Modest growth 8% growth Blood Oxygenation Hemodialysis Other Medical Applications/ Medical Modules © 2014 Polypore International, Inc. – Polypore has leading expertise in blood/membrane interaction – Polypore leverages its healthcare membrane technologies to serve broader filtration applications

POLYPORE

Separations Media
— Industrial & Specialty Filtration



Membranes & modules for industrial & specialty applications

	Technology Driven Growth Opportunities	End Markets
OEM Membranes	- Extending membrane technology to new polymers and configurations	- Ultrapure water for microelectronics and pharmaceutical manufacturing - Serum and blood purification - Venting applications in pharmaceutical manufacturing
Liqui-Cel® Contactors	- New applications for gas transfer technologies	- Semiconductor and flat panel display manufacturing - Ink deaeration
Liqui-Flux® Modules	- Forward integrating into hollow fiber-based modules for MF and UF markets	- Municipal water treatment - Desalination prefiltration - Wine clarification

Growing End Markets

Pharmaceutical/ biotechnology 7-10% growth*

Potable water 5-8% growth*

Desalination prefiltration 20-25% growth*

Polypore is well positioned to serve high-growth and high-value membrane filtration opportunities

* Source: Frost & Sullivan; Company management. Based on U.S. markets.

© 2014 Polypore International, Inc.

11

12 Polypore Serves Attractive End Markets ELECTRONICS & EDVs Laptops, tablets, mobile phones and other handheld devices, portable audio/visual devices, power tools, EDVs High growth, expanding application base >8% + EDV growth TRANSPORTATION & INDUSTRIAL Worldwide fleet of motor vehicles Conversion to high–performance polyethylene separators Major growth region is Asia High replacement market >GDP HEALTHCARE Hemodialysis Blood Oxygenation Plasmapheresis >6% Modest 8% End-stage renal disease patient population Conversion to single-use dialyzers Aging population Incidence of heart disease New treatment technologies 100% recurring revenue High switching costs Small base, growth through new adoption INDUSTRIAL & SPECIALTY FILTRATION >8% Global demand for clean water Increasing need for purity in industrial and pharmaceutical processes Multiple fast-growing, high-value applications © 2014 Polypore International, Inc.

13 Global Infrastructure and Customer Base 2013 Net Sales by Geography** ** Net sales by customer location Operations * Indicates technical center in addition to manufacturing facility Corydon, IN Concord, NC Charlotte, NC* Owensboro, KY* Sélestat, France* Wuppertal, Germany* Tokyo, Japan Shanghai, China Prachinburi, Thailand Sao Paulo, Brazil Obernburg, Germany Tianjin, China Norderstedt, Germany Ochang, Korea Shenzhen, China Bangalore, India* Baddi, India Xiangyang, China © 2014 Polypore International, Inc. *

Current Business Update Strong portfolio of businesses Transportation & Industrial and Separations Media segments continue to deliver solid performance Long-term drivers in lithium separator business remain positive Growing number of vehicle programs using some level of electrification (hybrid, plug-in, pure battery-driven) Key macro drivers of vehicle electrification trends remain intact (emissions and mileage regulations, government mandates, etc.) Two meaningful accomplishments in the Electronics and EDVs segment Technology licensing agreement with Sumitomo Chemical Co., Ltd confirms the strength of intellectual property regarding ceramic coating of separator Long-term agreement with Samsung SDI Co., Ltd. recognizes the strength of our product and technology position and ability to provide certainty of supply Substantial flexibility to drive shareholder value Cash generating businesses, significant cash on hand, and revolver capacity 14 © 2014 Polypore International, Inc. *